                                                                   EXHIBIT 10.23

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (the "Agreement") is entered into as of this ____ day of June, 1997, by and among Trikon Technologies, Inc., a California corporation (formerly known as Plasma & Materials Technologies, Inc.) (the "Company"), and the persons listed on Schedule 1 attached hereto (collectively,
                                      ----------
the "Investors").

                                   RECITALS:

   The Company proposes to authorize, issue and sell to the Investors the number of shares of Series G Preferred Stock, no par value (the "Preferred Stock"), together with warrants (the "Warrants") to purchase shares of the Company's common stock, no par value (the "Common Stock"), all as specified on Schedule 1.
                                                                     ----------
The Preferred Stock shall be entitled to the preferences, rights and benefits, including without limitation conversion and liquidation privileges, as are set forth in the capital stock provisions of the Certificate of Determination (together with the amendment thereto) amending the Company's Seventh Restated Articles of Incorporation (collectively, the "Certificate of Determination"), which has been filed with the California Secretary of State in the form set forth in Exhibit A attached hereto. Further, the Company proposes to authorize and reserve a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the conversion rights and exercise rights of the holders of the Preferred Stock and Warrants, respectively. Any shares of Common Stock issuable upon conversion of the Preferred Stock, when issued shall be referred to as the "Conversion Shares." Any shares of Common Stock issuable upon exercise of the Warrants, when issued shall be referred to as the "Warrant Shares." The Preferred Stock, the Warrants, the Warrant Shares and the Conversion Shares are referred to collectively herein as the "Securities." Holders of the Securities have the registration rights described in Section 9.

                                   AGREEMENT:

   For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

1.  SALE AND PURCHASE OF SHARES OF SECURITIES

    In reliance upon the representations, warranties, covenants and agreements contained herein and subject to the terms and conditions of this Agreement, the Company agrees to sell to the Investors, and each of the Investors severally agrees to purchase from the Company, on the terms set forth herein, the number of shares of Preferred Stock and a Warrant to purchase the number of shares of Common Stock set forth opposite such Investor's name on Schedule 1 attached
                                                        ----------
hereto (the "Purchase Commitment") at a purchase price of Six Dollars and 75/100s Dollars (6.75) per share, which shall constitute the "Original Issue Price" for purposes of the Certificate of Determination. The Preferred Stock shall be entitled to the preferences, rights and benefits are set forth in the Certificate of Determination. The Preferred Stock shall be convertible into shares of Common Stock and shall have certain liquidation preferences, as provided for in the Certificate of Determination.

2.  CLOSING

    2.1.  Closings. The execution of this Agreement and the initial closing of
          --------
          the transactions contemplated hereby shall take place simultaneously at the offices of Oppenheimer Wolff & Donnelly, 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402, at 11 a.m., Minneapolis time, on or about June 27, 1997, or as soon as practical thereafter (the "First Closing") or at such other place or different time or day as may be mutually acceptable to the Investors and the Company, provided that a minimum of $15 million of Securities are purchased at the First Closing and all other conditions to Closing as set forth in this Agreement have been met to the reasonable satisfaction of, or waived by, the Investors or the Company, as the case may be. Thereafter, a second closing of the purchase of additional shares of Preferred Stock may be held, up to a maximum aggregate amount (including the amount sold in the First Closing) of $20 million, with one or more investors provided such transaction is completed on substantially the same terms set forth in this Agreement and that such closing occurs prior to July 1, 1997, or such other date as may be mutually agreed upon by the Investors and the Company (the "Second Closing"). The date and time on which the First Closing and Second Closing occur each shall be a "Closing Date" and the First Closing and Second Closing each may be referred to hereinafter as a "Closing."

    2.2.  Deliveries. At each Closing, the Company will deliver the Preferred
          ----------
          Stock and Warrants purchased at such Closing and any other documents required by this Agreement against delivery by the Investors of their respective Purchase Commitment in payment for such Securities.

3.  USE OF PROCEEDS

    The Company shall use the proceeds from the transactions contemplated hereby as working capital for general corporate purposes.


4.  REPRESENTATIONS AND WARRANTIES BY THE COMPANY

    To induce the Investors to enter into this Agreement and to purchase the Securities, the Company hereby represents and warrants to the Investors the following, except as disclosed in the Schedule 4 attached hereto, which
                                      ----------
exceptions shall be set forth in reasonable detail and reference the appropriate subsection(s) of this Section 4:


    4.1.  Organization, Standing, Etc. The Company is a corporation duly
          ---------------------------
          organized, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Company has the requisite corporate power and authority to issue the Securities and to perform its obligations under this Agreement.

    4.2.  Governing Instruments. The copies of the articles of incorporation and
          ---------------------
          bylaws of the Company, and all amendments thereto (collectively, the "Charter Documents"), as contained in the SEC Filings (as defined in
          Section 4.26 hereof), are true and complete copies of the duly and legally adopted Charter Documents in effect as of the date of this Agreement and as of the Closing Date.

    4.3.  Subsidiaries, Etc. Except for (i) the Company's wholly-owned
          -----------------
          subsidiary, Plasma & Materials Technologies (Korea) Co. Ltd. ("PMT Korea"), (ii) Electrotech Limited and Electrotech Equipment Limited (collectively, "Electrotech") and the direct and indirect subsidiaries thereof and (iii) Energy Transfer Systems, Inc., a Delaware corporation ("ETS"), the Company does not have any direct or indirect ownership interest in any corporation, partnership, joint venture, association or other business enterprise. For purposes of this Section, references to the Company shall include PMT Korea, Electrotech and ETS. Notwithstanding the foregoing, the Company has formed (but not capitalized or perfected the organization of) various other subsidiary entities in connection with its overall tax and business planning; provided, however, that the ultimate capitalization and organization of such additional subsidiary entities will maintain the Company's full ownership, directly or indirectly, of all existing subsidiaries and all existing business operations of the Company, Electrotech, PMT Korea (except that 10% ownership of PMT Korea may be allocated to a manager of PMT Korea) and ETS.

    4.4.  Qualification.  The Company has not failed to qualify, be licensed or
          -------------
          domesticated in any jurisdiction in which the failure to so qualify, be licensed or domesticated would have a material adverse effect upon its business, properties, operations or financial condition ("Material Adverse Effect").

    4.5.  Financial Statements. The (i) audited financial statements of the
          --------------------
          Company for the fiscal years ended December 31, 1996 and 1995, and
          (ii) unaudited interim financial statements for the period ended March 31, 1997, together with the notes thereto, complete and correct copies of which are included in the SEC Filings (collectively, the "Financial Statements"), present fairly the financial position of the Company, as of such dates and the results of operations for the periods covered thereby (subject, in the case of such unaudited interim financial statements, to year-end audit adjustments) and have been prepared in accordance with generally accepted accounting principles consistently applied. Except as set forth in the Financial Statements or described in the Notes thereto, the Company does not have any liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such quarterly Financial Statements; (ii) obligations under real and personal property leases disclosed in the Notes to the Financial Statements or not required, under generally accepted accounting principles, to be so disclosed, and (iii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, since the date of the interim Financial Statements, (i) there has been no material adverse change in the business or condition, financial or otherwise, operations or prospects of the Company; (ii) to the Company's knowledge, neither the business, condition or operations of the Company nor any of its properties or assets have been materially adversely affected as the result of any legislative or regulatory change, any revocation or change in any franchise, permit, license, or right to do business, or any other event or occurrence, whether or not insured against; (iii) the Company has not entered into any material transaction other than in the ordinary course of business, made any distribution on its capital stock, or redeemed or repurchased any of its capital stock; and (iv) there has been no lien or encumbrance placed upon any property of the Company. Notwithstanding and in modification of the immediately preceding sentence, various risk factors and various facts and uncertainties attendant to the Company's current operations and financial condition have been disclosed in the SEC Filings.

    4.6.  Valid Issuance. The Securities, when issued and delivered pursuant to
          --------------
          the terms of this Agreement, will be duly authorized, validly issued and enforceable in accordance with their respective terms and the terms of this Agreement, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. The Conversion Shares and Warrant Shares have been reserved for issuance and, when issued upon the conversion of the Preferred Stock or exercise of the Warrants, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in Section 5 or the Charter Documents.

    4.7.  Corporate Acts and Proceedings. Each of this Agreement and the
          ------------------------------
          Certificate of Determination has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate actions necessary to the authorization, creation, issuance and delivery of the Securities and the reservation of the Conversion Shares and Warrant Shares contemplated hereunder have been taken by the Company.

    4.8.  Tax Returns and Audits. The Company has prepared and timely filed all
          ----------------------
          federal, state and other tax returns required by law to be filed, has paid or made provision for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been made and are reflected in the Financial Statements to the extent required by generally accepted accounting principles for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the income tax returns of the Company have been audited by the Internal Revenue Service or the state taxing authority in such a manner to bring such audit to the attention of the Company. The Company does not know of any additional assessments or adjustments pending or threatened against the Company or its assets for any period, nor of any basis for any such assessment or adjustment, which would have a Material Adverse Effect.

    4.9.  Title to Properties and Encumbrances.  Except with respect to real and
          ------------------------------------
          personal property leased pursuant to lease agreements disclosed in the manner set forth in Section 4.17, the Company has good and marketable title to all of its properties and assets, including all properties and assets used in the conduct of its business, except for property disposed of in the ordinary course of business since the date of the quarterly Financial Statements, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (i) those which are shown and described in the Financial Statements or disclosed in Schedule 4 or (ii) liens for taxes and assessments or governmental charges or levies not at this time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings.

    4.10. Condition of Properties.  The plant, offices, equipment, inventory and
          -----------------------
          other assets of the Company have been kept in good condition and repair in the ordinary course of business, and are reasonably fit and suitable for the purposes for which they are being used and conform in all material respects with applicable ordinances, regulations and laws.

    4.11. Litigation; Governmental Proceedings. Except as disclosed in the Notes
          ------------------------------------
          to the Financial Statements, there are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, or its properties or business or any executive officer or director of the Company, and neither the Company nor any executive officer or director of the Company is aware of any facts which are probable to result in or form the reasonable basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. To the best of its knowledge, the Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

    4.12. Compliance with Applicable Laws and Other Instruments. The properties,
          -----------------------------------------------------
          business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with this Agreement, the Certificate of Determination, the Shares or the Conversion Shares, nor the consummation of the transactions contemplated hereby or thereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Charter Documents. The Company is not in violation of its Charter Documents and, except as disclosed in the SEC Filings, it is not in violation of, or in default under, any lien, indenture, loan or credit agreement, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect.

    4.13. Environmental and Safety Laws.  The Company is not, in any material
          -----------------------------
          respect, in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or are reasonably anticipated to be required in order to comply with any such existing statute, law or regulation.

    4.14. Securities Laws. Based in part upon the representations of the
          ---------------
          Investors in Section 5, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Securities, other than the filing of a Form D pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), the filing of a copy thereof (or a substantially equivalent notice) with the State of California and any other state whose securities laws require such filing, and the qualification thereof, if required, under other applicable state securities laws which qualification has been or will be effected as a condition of this sale. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Securities will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

    4.15. Patents and Other Intangible Rights.  Except as disclosed in the SEC
          -----------------------------------
          Filings, the Company (i) owns or has the right to use, free and clear of all liens, claims and restrictions, all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses and similar rights with respect to the foregoing, necessary for and used in the conduct of its business as now conducted and as proposed to be conducted, to the Company's knowledge, without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing; (ii) is not contractually or, to the Company's knowledge, otherwise obligated to make any material payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, service mark, trade name, copyright, trade secret or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise; (iii) has not received any notice of conflict with the asserted rights of others with respect to such matters; (iv) to the Company's knowledge, owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data used by the Company in the development, operation and sale of all products and services sold by it, free and clear of any rights, liens or claims of others; and (v) to the Company's knowledge, is not using any confidential information or trade secrets of others.

    4.16. Capital Stock.
          -------------

          (a) The authorized and issued capital stock of the Company as of the date hereof is correctly set forth in the Financial Statements. All of the outstanding shares of the Company were duly authorized and validly issued and are fully paid and nonassessable.

          (b) Except as described in the SEC Filings, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, pursuant to which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance or sale of the Securities constitutes an event under any anti-dilution provisions of any securities issued (or issuable pursuant to outstanding rights, warrants or options) by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions.

          (c) No holder of any securities of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company.

    4.17. Assets and Contracts.
          --------------------

          (a) The Company has included (or incorporated by reference) in the SEC Filings all material agreements and contracts, has provided in the SEC Filings a true and complete list of such agreements and contracts required to be so filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has not entered into any such material agreements since the date of its most recent filing under the Exchange Act.

          (b) Except as disclosed in the SEC Filings, the Company has in all material respects substantially performed its obligations required to be performed by it to date and is not in default in any material respect under any contracts, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound. Except as disclosed in the SEC Filings, there is not under any of such agreements, any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default by the Company thereunder.

    4.18. Outstanding Debt. The Company does not have any indebtedness incurred
          ----------------
          as the result of a direct borrowing of money, including, but not limited to, indebtedness with respect to trade accounts, except as set forth in the Financial Statements or pursuant to the Indenture for the 7 1/8% convertible subordinated notes due 2001 and other than indebtedness incurred in the ordinary course of business. Except as set forth in Schedule 4, the Company is not in default in the payment of the principal of or interest or premium on any such indebtedness, and, except as disclosed in the SEC Filings, no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such indebtedness which with the lapse of time or the giving of notice, or both, would constitute an event of default by the Company thereunder. The Company is not committed or obligated to make any loan or advance to any person or entity, nor does the Company own any capital stock, securities or other equity, except for the stock of its subsidiaries described in
          Section 4.3.

    4.19. Accounts Receivable.  To the extent that they exceed the reserves for
          -------------------
          doubtful accounts set forth in the interim Financial Statements, the accounts receivable reflected therein and all accounts receivable of the Company that have arisen since March 31, 1997 (except such accounts receivable as have been collected since such date) are valid and enforceable claims, and the goods and services sold and delivered which gave rise to such accounts were sold and delivered in conformity with the applicable purchase orders, agreements and specifications. To the Company's knowledge, such accounts receivable are subject to no valid defense or offsets except routine customer complaints or warranty demands of an immaterial nature. The Company does not believe that its uncollectable accounts will exceed the reserve for doubtful accounts set forth in the latest balance sheet included in the Financial Statements.

    4.20. Insurance Coverage. The Company has in full force policies of
          ------------------
          insurance issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's judgment, are acceptable for the nature and extent of such business and its resources. The Company is not in default with respect to any material provision contained in any insurance policy, and has not failed to give any notice or present any material existing claims it has under its insurance policies in a timely fashion.

    4.21. Licenses. The Company possesses from the appropriate agency,
          --------
          commission, board and government body and authority, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights which (i) are necessary for it to engage in the business currently conducted by it, and (ii) if not possessed by the Company, would have a Material Adverse Effect.

    4.22. Employees. To the Company's knowledge, except as set forth in
          ---------
          Schedule 4, no officer of the Company or employee of the Company
          ----------
          (whose annual compensation is in excess of $125,000) has any present plans to terminate his or her employment with the Company. Each officer and other employee of the Company having access to the confidential and proprietary information of the Company has executed an agreement with the Company regarding confidentiality and proprietary information.

    4.23. Absence of Restrictive Agreements.  To the Company's knowledge, no
          ---------------------------------
          employee of the Company is subject to any secrecy or noncompetition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company. To the Company's knowledge, no former employer of any employee of the Company has any claim of any kind whatsoever in respect of any of the patents or other intangible rights of the Company described in Section 4.15 of this Agreement.

    4.24. Retirement Plans. The Company does not have any retirement plan in
          ----------------
          which any employee of the Company participates that is subject to any provisions of the Employee Retirement Income Security Act of 1974 and of the regulations adopted pursuant thereto.

    4.25. No Brokers or Finders. No person, firm or corporation has or will
          ---------------------
          have, as a result of any contractual undertaking by the Company, any right, interest or valid claim against the Company or the Investors for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transaction contemplated by this Agreement. The Company will indemnify and hold each of the Investors harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable.

    4.26. Company SEC Filings. The Company has furnished, or made available
          -------------------
          through the EDGAR internet web site of the Securities and Exchange Commission, to the Investors true and complete copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and its quarterly report on Form 10-Q for the quarter ended March 31, 1997, in each case as filed with the Securities and Exchange Commission (such documents are collectively referred to herein as the "SEC Filings"). As of their respective filing dates, the SEC Filings complied in all material respects with the applicable requirements of the Exchange Act, and none of the SEC Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

    4.27. Full Disclosure.  The Company has not knowingly withheld from the
          ---------------
          Investors any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any written certificate, schedule, statement or other document prepared by or on behalf of the Company and furnished by the Company to any Investor pursuant hereto, including without limitation Schedule 4 to this Agreement, and none of the SEC Filings, as of the date furnished to the Investor or filed under the Exchange Act, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated herein or therein necessary to make the statements herein or therein not misleading.

5.  REPRESENTATIONS OF THE INVESTORS

    Each of the Investors hereby severally represents and warrants to the Company that:


    5.1.  Investment Intent. The Investor is purchasing the Securities for
          -----------------
          investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. The Investor has no current plan or intention to engage in a sale, exchange, transfer, distribution, redemption, reduction in any way of the Investor's risk of ownership by short sale or otherwise, or other disposition, directly or indirectly of the Securities pursuant to this Agreement.

    5.2.  Knowledge and Experience.  The Investor has substantial experience in
          ------------------------
          evaluating and investing in private placement transactions of securities in companies similar to the Company and has the knowledge and experience in financial and business matters such that the Investor is capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect such Investor's own interests.

    5.3.  Location of Principal Office, Qualification as an Accredited Investor,
          ----------------------------------------------------------------------
          Etc.
          ---
          The state of domicile of the Investor is the state set forth in the Investor's address on Schedule 1.

          The Investor, by execution of this Agreement, hereby represents that such Investor qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act. The Investor can bear the loss of the entire investment in the Securities without any Material Adverse Effect on such Investor's assets, net worth, business, operations or prospects.

    5.4.  Acts and Proceedings.  This Agreement has been duly authorized by all
          --------------------
          necessary action on the part of the Investor, has been duly executed and delivered by the Investor, and is a valid and binding agreement of the Investor and enforceable against the Investor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditor's rights generally and to judicial limitations on the remedy of specific enforcement and other equitable remedies.

    5.5.  Disclosure of Information. The Investor acknowledges that the Company
          -------------------------
          has made available to the Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Securities and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to the Investor. Such opportunity has been presented at one or more sessions, at which the Investor has been invited to be physically present or participate by telephone conference call, with appropriate officers of the Company and in connection with which confidential and non-public information regarding the current financial condition, operations and prospects has been presented and discussed (the "Due Diligence Meetings"). The foregoing, however, does not limit or modify the representations and warranties of the Company in this Agreement or the right of the Investor to rely thereon. The Investor acknowledges that in making the decision to invest in the Company, Investor is not relying on any person, firm or company, other than the Company and its officers, employees and/or directors.

    5.6.  Exculpation Among Investors. Each Investor acknowledges that in making
          ---------------------------
          its decision to invest in the Company, it is not relying on any other Investor or upon any person, firm or company, other than the Company and its officers, employees and/or directors. Each Investor agrees that no other Investor, nor the partners, employees, officers or controlling persons of any other Investor shall be liable for any actions taken by such Investor, or omitted to be taken by such Investor, in connection with such investment.

    5.7.  No Brokers or Finders. No person, firm or corporation has or will
          ---------------------
          have, as a result of any contractual undertaking by the Investor, any right, interest or valid claim against the Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. The Investor will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with such Investor's purchase hereunder.

    5.8.  Restrictions on Resale; Rule 144. The Investor understands that (i)
          --------------------------------
          none of the Securities have been registered under the Securities Act or any state securities laws because they are being issued in transactions exempt from such registration requirements, pursuant to Section 4(2) of the Securities Act and applicable state securities laws, and (ii) that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Investor. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities act or unless exemptions from such registration are available. The Investor understands that none of the Securities may be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws. The Investor understands that an exemption from such registration is not presently available pursuant to Rule 144 ("Rule 144") promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") and that the Investor may not currently sell any securities acquired hereunder in full compliance with Rule 144. Nothing in the Section is intended to limit the registration requirements set forth in Section 8.

    5.9.  Public Market. The Investor understands that no public market now
          -------------
          exists for the Securities.

    5.10. Legend; Stop Transfer. The Preferred Stock and Warrants shall bear the
          ---------------------
          following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT, AND SUCH APPLICABLE BLUE SKY LAWS OR AN EXEMPTION THEREFROM.

          The Conversion Shares and the Warrant Shares, if and when issued, shall bear a similar legend. In addition, the Company shall make a notation regarding the restrictions on transfer of the Securities in its books and the Securities shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering the securities to be transferred or an opinion of counsel satisfactory to the Company that such registration is not required.

    5.11. Conflict Waiver.  Any Investor which is now or at any time has been
          ---------------
          represented by Riordan & McKinzie ("R&M") in any matter understands, acknowledges and agrees that R&M is general counsel to the Company and has represented solely the Company in connection with this Stock Purchase Agreement. The Investors have been represented by Oppenheimer Wolff & Donnelly and such other counsel of their individual choice, exlcuding R&M, in connection with this Stock Purchase Agreement. As required by Rule 3-310 of the California Rules of Professional Conduct, any Investor which is or has at any time been represented by R&M in any capacity hereby consents to R&M's sole representation of the Company in conneciton with this Stock Purchase Agreement.

6.  CONDITIONS OF THE INVESTORS' OBLIGATIONS.

    The obligations of each of the Investors hereunder are subject to the fulfillment or waiver by such Investor prior to or on each Closing Date of the conditions set forth in this Section.

    6.1.  Representations and Warranties. The representations and warranties of
          ------------------------------
          the Company under this Agreement shall be true in all material respects as of each Closing Date with the same effect as though made on and as of such date.

    6.2.  Compliance with Agreement. The Company shall have performed and
          -------------------------
          complied with all covenants, agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the relevant Closing Date.

    6.3.  Certificate of Officers. The Company shall have delivered to the
          -----------------------
          Investors a certificate, dated as of the relevant Closing Date, executed by the President and Chief Financial Officer of the Company, certifying to the satisfaction of the conditions specified in Sections
          6.1 and 6.2.

    6.4.  Termination of Loan Commitment. The obligation of certain of the
          ------------------------------
          Investors to loan money to the Company pursuant to the Note Purchase and Loan Agreement, dated as of December 16, 1996 (the "Loan Agreement"), shall have been terminated effective on or prior to the relevant Closing Date. The Company hereby agrees that, concurrent with a Closing hereunder, it releases each and every Investor party to the Loan Agreement from any obligation to loan money pursuant to the Loan Agreement, thus satisfying the condition set forth in this Section 6.4 automatically by effecting such Closing. The warrants to purchase Common Stock issued in connection with the Loan Agreement shall remain outstanding.

    6.5.  Supporting Documents. Legal counsel for the Investors shall have
          --------------------
          received the following:

          (a) a copy of the Charter Documents and resolutions of the Board of Directors authorizing and approving the issuance of the Shares and the authorization and reservation of the Conversion Shares and authorizing and approving the execution, delivery and performance of this Agreement, all such resolutions to be certified by the Secretary of the Company;

          (b) a Certificate of Incumbency, dated as of the relevant Closing Date and executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this Agreement, and the Shares.

          (c) a copy of the Certificate of Determination, certified by the Secretary of State of California;

          (d) a legal opinion of Company's counsel, dated as of the relevant Closing Date and covering such matters typical in transactions of this type as may be reasonably requested by legal counsel for the Investors; and

          (e) such additional supporting documentation and other information as the Investors or legal counsel for the Investors may reasonably request.

    6.6.  Qualification under State Securities Laws.  All registrations,
          -----------------------------------------
          qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the securities to the Investors at the closing shall have been obtained or will be obtained by the Company in compliance with such laws.

    6.7.  Amendment to Credit Agreement. The Company shall have entered into the
          -----------------------------
          First Amendment to the Credit Agreement, dated as of November 15, 1996 on terms and conditions satisfactory to the Investors.

7.  CONDITIONS OF THE COMPANY'S OBLIGATION

    The obligations of the Company to the Investors under this Agreement are subject to the fulfillment prior to or on each Closing Date of the following conditions:

    7.1.  Representations and Warranties. The representations and warranties of
          ------------------------------
          the Investors contained in Section 5 shall be true and correct on and as of each Closing Date with the same effect as though made on and as of such date.

    7.2.  Qualification under State Securities Laws.  All registrations,
          -----------------------------------------
          qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the securities to the Investors at the closing shall have been obtained or will be obtained in compliance with such laws.

8.  REGISTRATION RIGHTS

    8.1.  Required Registration.
          ---------------------

          (a) If at any time after December 30, 1997, the Company receives a written request from the record holder or holders of an aggregate of at least a majority of the Securities (collectively, the "Registrable Shares") not registered under the Securities Act and sold, the Company shall prepare and file a registration statement under the Securities Act covering the Registrable Shares; provided, however, that (i) all Shares covered by such registration statement shall either be converted prior to inclusion in such registration statement or the holders thereof shall execute and deliver a written commitment to the Company to convert such Shares simultaneously within the effective date of such registration statement, (ii) the Company will not be obligated to effect more than two registrations (other than incidental registrations pursuant to Section 8.1(b) hereof and not including registration statements that are withdrawn) under these demand right provisions and shall not be required to cause a second registration statement to be effective earlier than the date which is twelve (12) months from the date of effectiveness of the first registration statement filed pursuant to this
               Section 8.1(a); and (iii) the Company shall not be obligated to file any such registration statement if the anticipated aggregate offering price, based upon the public offering price per share proposed by the underwriters, net of underwriting discounts and commissions, would be less than $1,500,000. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Shares that such registration is to be effected. The Company shall include in such registration statement such Registrable Shares for which it has received written requests to register by such other record holders within thirty (30) days after the Company's written notice to such other record holders.

          (b) In the event that the holders of a majority of the Registrable Shares, for which registration has been requested pursuant to this section determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, and such holders request the Company to withdraw such registration statement with respect to the Registrable Shares covered thereby, and the holders of such Registrable Shares agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Registrable Shares, then the holders of such Registrable Shares shall not be deemed to have exercised a demand right pursuant to Section 8.1(a).

          (c) In addition to the foregoing, the record holder or record holders of a majority of the Registrable Shares not registered under the Securities Act and sold pursuant to such registration may require the Company to file any number of registration statements on Form S-3 (or any successor form subsequently promulgated by the Commission as a replacement for Form S-3) if such form is then available for use by the Company and such record holder or holders, provided that the Company shall not be obligated to register securities under this Section 8.1(c) more frequently than once during any period of twelve calendar months and the total amount of securities registered in each such registration shall not be less than $500,000.

          (d) The Company and any other holder of securities of the Company may include securities in any registration pursuant to this Section 8.1; provided that such additional securities may be excluded, in whole or in part if in the good faith judgment of the managing underwriter of such public offering, the inclusion of such securities would interfere with the successful marketing of the Registrable Shares.

    8.2.  Incidental Registration.
          -----------------------

          (a) Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its Securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of Registrable Shares. Upon the written request of a record holder of any Registrable Shares given within thirty (30) days after receipt of any such notice, the Company will, except as herein provided, cause all such Registrable Shares, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Shares to be so registered; provided, however, that (i) all Shares intended to be registered shall be converted prior to any sale pursuant to such registration statement; (ii) nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it; and (iii) if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities; provided, however, that in such event, such registration shall be deemed a registration under Section 8.1(a) hereof; and provided further, that the Company shall be required to proceed with such registration only if such registration meets the criteria established for a registration upon demand as set forth in
               Section 8.1(a) hereof.

          (b) If any registration pursuant to this Section 8.1(b) shall be underwritten, in whole or in part, the Company may require that the Registrable Shares requested for inclusion hereunder be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. However, if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Shares originally covered by a request for registration would reduce the number of securities to be offered by the Company (or if the registration is the demand registration of a selling shareholder, by such selling shareholder) or interfere with the successful marketing of the securities offered by the Company (or if the registration is the demand registration of a selling shareholder, by such selling shareholder), the number of shares of Registrable Shares to be included in the underwritten public offering may, at the election of the managing underwriter, be reduced pro rata among the holders thereof (but if the registration is the demand registration of a selling shareholder, excluding such demanding selling shareholder) requesting such registration (based on the respective numbers of shares for which registration was requested). Those shares of Registrable Shares which are not included in the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed one hundred eighty (180) days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

Registration Procedures.  In connection with any registration pursuant to
-----------------------
Section 8.1 or 8.2, the Company will:

          (a) prepare and file with the Commission the registration statement with respect to the Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six (6) months;

          (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the period referred to above;

          (c) furnish to the security holders participating in such registration and to any underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (f) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (g) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Shares by such holder;

          (h) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (j) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof (in substantially final form) at least two business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (k) at the request of any such holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which opinion such counsel shall state (without limiting the generality of the foregoing) that (a) such registration statement has become effective under the Securities Act; (b) to the best of such counsel's knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (c) the registration statement and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and statistical data contained therein); (d) to the best of the knowledge of such counsel, the description in the registration statement or any amendment or supplement thereto of legal and governmental proceedings and contracts are summarized accurately in all material respects; and
               (e) such counsel does not know of any material legal or governmental proceedings, pending or threatened, required to be described in the registration statement or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement or amendment or supplement thereto or to be filed as Exhibits to the registration statement, which are not described or filed as required; and, which opinion shall include the statement that without guaranteeing the accuracy and completeness of the statements contained in the registration statements or any amendment or supplement thereto, and based upon such records, certificates and other documents specifically cited in such opinion, including certificates and representations by Company officers, no facts have come to counsel's attention which cause it to believe that the registration statement or any amendment nor supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements and statistical data contained therein); and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and schedules of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

    8.4.  Expenses. The Company shall bear the following fees, costs and
          --------
          expenses in connection with any registration pursuant to this
          Agreement: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

    8.5.  Indemnification. In the event that any Registrable Shares are included
          ---------------
          in a registration statement under Section 8.1 or 8.2:

          (a) The Company will indemnify and hold harmless each holder of Registrable Shares that are included in a registration statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable as to any holder in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person for use in the preparation thereof.

          (b) Each holder of Registrable Shares that are included in a registration pursuant to the provisions of this Agreement severally will indemnify and hold harmless the Company, any controlling person and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation thereof and only to the extent of proceeds from the sale of Registrable Shares.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of Section 8.5(a) or (b) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of such Section, promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder except to the extent such failure shall have materially prejudiced the indemnifying party. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Section 8.5(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

    8.6.  Registration Rights of Transferees. The registration rights granted to
          ----------------------------------
          the holders of Securities pursuant to this Agreement shall also be for the benefit of, and enforceable by, any subsequent holder of such securities (excluding any subsequent holder who acquires such securities in a public sale, such that such securities are no longer deemed "restricted securities" within the meaning of Rule 144), whether or not any express assignment of such rights to any such subsequent holder is made.

    8.7.  Exception to Registration Obligations. The Company shall not be
          -------------------------------------
          obligated to honor a demand to register its capital stock under this Agreement if all of the capital stock which could be registered pursuant to such demand is otherwise eligible for immediate sale by the holder of such capital stock under paragraph (k) of Rule 144.

9.  DEFAULT.

    9.1. Events of Default.  Each of the following events shall be an event of
         -----------------
         default (an "Event of Default") for purposes of this Agreement:

         (a) if (i) any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall prove to have been untrue or incorrect in any material respect as of the date of this Agreement, or (ii) any report, certificate, financial statement or financial schedule or other instrument prepared or purported to be prepared by the Company or any officer of the Company hereafter furnished or delivered under or pursuant to this Agreement shall prove to be untrue or incorrect in any material respect as of the date it was made, furnished or delivered, provided, however, that an Event of Default shall not be deemed to have occurred unless (aa) the facts or circumstances causing such representation, warranty or document to be untrue or incorrect materially may adversely affect the business or financial condition of the Company or the value of any of the Shares, and (bb) if such facts or circumstances are susceptible of correction by the Company without materially and adversely affecting the business or financial condition of the Company or the value of the Shares, if such facts or circumstances continue for a period of thirty (30) days after written demand for correction to the Company by the holder of any of the Securities; or

          (b) if the Company defaults in the due and punctual performance or observance of any covenant contained in this Agreement, and such default continues for a period of ten (10) days after written notice thereof to the Company by the holder of any of the Securities; provided, however, that an Event of Default shall not be deemed to have occurred if, at the end of such 10-day period, the Company is diligently attempting to cure such default and the existence of such default is not materially adversely affecting the business or financial condition of the Company.

    9.2.  Remedies upon Events of Default.  Upon the occurrence of an Event of
          -------------------------------
          Default, unless such Event of Default shall have been waived in the manner provided in Section 10.1, each Investor, at its sole option, shall have the right to pursue any and all legal and equitable remedies available to such Investor, including, without limitation, rescission of this Agreement or the repurchase of the Securities.

    9.3.  Notice of Defaults.  When, to its knowledge, any Event of Default has
          ------------------
          occurred or exists, the Company shall give written notice within three
          (3) business days of such Event of Default to the holders of all outstanding Securities. If the holder of any Securities shall give any notice in respect of a claimed Event of Default, the Company shall forthwith give written notice thereof to all other holders of Securities at the time outstanding, describing such notice and the nature of the claimed Event of Default.

    9.4.  Suits for Enforcement. In case any one or more Events of Default shall
          ---------------------
          have occurred and be continuing, unless such Events of Default shall have been waived in the manner provided in Section 10.1, the holders of a majority in interest of the Securities outstanding may proceed to protect and enforce their rights under this Section by suit in equity or action at law. It is agreed that in the event of such action, such holders of the Securities shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys (whether or not litigation is commenced) and reasonable fees, costs and expenses of appeals, in the event such holders prevail or a settlement and resolution of the dispute is achieved.

    9.5.  Remedies Cumulative. No right, power or remedy conferred upon any
          -------------------
          holder of Securities shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by any such security or now or hereafter available at law or in equity or by statute or otherwise.

    9.6.  Remedies Not Waived.  No course of dealing between the Company and any
          -------------------
          Investor or the holder of any of the Securities, and no delay in exercising any right, power or remedy conferred hereby or by any such security or now or hereafter existing at law or in equity or by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy; provided, however, that this section shall not be construed or applied so as to negate the provisions and intent of any statute which is otherwise applicable.

10. MISCELLANEOUS

    10.1. Waivers, Amendments and Approvals. In each case in which approval of
          ---------------------------------
          the Investors is required by the terms of this Agreement and unless otherwise expressly provided, such requirement shall be satisfied by a vote or the written action of Investors owning sixty-six and two-thirds percent (66-2/3%) in interest of the Securities then owned by the Investors (on an as-if-converted basis). With the written consent of Investors owning sixty-six and two-thirds percent (66-2/3%) in interest of the Securities then owned by the Investors (on an as-if-converted basis), the obligations of the Company under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) and with the written approval of Investors owning sixty-six and two-thirds percent (66-2/3%) in interest of the Securities then owned by the

          Investors (on an as-if-converted basis), the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations of the holders of the Securities; provided, however, that no such waiver or supplemental agreement shall (a) amend the terms of the Preferred Stock as set forth in the Company's articles of incorporation (any such amendment to the terms of the shares of Preferred Stock shall require the vote of the holders of shares of Preferred Stock, called for by the articles of incorporation or applicable law) or (b) reduce the aforesaid proportions of Securities the holders of which are required to consent to any waiver or supplemental agreement, without the consent of all of the record holders of Securities whose rights would be affected by such reduction. Written notice of any such waiver, consent or agreement of amendment, modification or supplement shall be given to the record holders of the Securities who have not previously consented thereto in writing.

    10.2. Changes, Waivers, Etc. Neither this Agreement nor any provision hereof
          ---------------------
          may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

    10.3. Notices. All notices, requests, consents and other communications
          -------
          required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail, as follows:

          (a)  if to the Investors, to the addresses listed on Schedule 1; and

          (b)  if to the Company, to:

               Trikon Technologies, Inc.
               9255 Deering Avenue
               Chatsworth, California 91311
               Attention:  Chief Financial Officer

          and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

    10.4. Survival of Representations, Warranties, Agreements, Etc. All
          --------------------------------------------------------
          representations, warranties, covenants and agreements contained herein or in any certificate delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement or such certificate, as the case may be, any investigation at any time made by the Investors or on their behalf, and the closing of the transactions contemplated by this Agreement.

          All statements contained in any certificate, instrument or other writing prepared by or on behalf of the Company and delivered by the Company pursuant to this Agreement or in connection with or in contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

    10.5. Successors and Assigns. The terms and conditions of this Agreement
          ----------------------
          shall inure to the benefit of and be binding upon and be enforceable by the successors and assigns of the parties hereto, including the holder or holders from time to time of any of the Securities.

    10.6. Entire Agreement.  This Agreement, the schedules hereto, the documents
          ----------------
          referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

    10.7. Other Remedies. Any and all remedies herein expressly conferred upon a
          --------------
          party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

    10.8. Delays or Omissions.  Except as expressly provided herein, no delay or
          -------------------
          omission to exercise any right, power or remedy accruing to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach of default under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

    10.9. Attorneys' Fees. Should suit be brought to enforce any provision of
          ---------------
          this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

   10.10. Payment of Fees and Expenses of the Investors.  The Company agrees to
          ---------------------------------------------
          reimburse the Investors for their out-of-pocket expenses, including reasonable legal expenses incurred for one special legal counsel to the Investors, Oppenheimer, Wolff & Donnelly in connection with the transactions contemplated by this Agreement, up to a maximum of $25,000.

   10.11. Construction of Agreement.  This Agreement has been negotiated by the
          -------------------------
          respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. A reference in this Agreement to any section shall include a reference to every section the number of which begins with the number of the section to which reference is specifically made (e.g. a reference to Section 10 shall include a reference to Section 10.1 through 10.15 inclusive). The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. A reference to a section means a section of this Agreement, unless the context expressly otherwise requires.

   10.12. Governing Law. This Agreement shall be governed by and construed under
          -------------
          the laws of the State of California.

   10.13. Counterparts. This Agreement may be executed concurrently in two or
          ------------
          more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   10.14. Severability. Should any one or more of the provisions of this
          ------------
          Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

   10.15. Rights of Investors Inter Se.  Except as provided for in Section 10.1
          ----------------------------
          regarding actions under the Agreement requiring a vote or consent of sixty-six and two-thirds percent (66-2/3%) in interest of the Securities (on an as-if-converted basis), each Investor shall have the absolute right to exercise or refrain from exercising any right or rights which such Investor may have by reason of this Agreement or any security, including, without limitation, the right to consent to the wavier of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Investor shall not incur any liability to any other or with respect to exercising or refraining from exercising any such right or rights.


                   [balance of page intentionally left blank]

IN WITNESS WHEREOF, the Company and each of the Investors has caused this Agreement to be executed by its duly authorized representatives in counterpart.

COMPANY:                      TRIKON TECHNOLOGIES, INC.


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------


INVESTORS:                    PEQUOT PRIVATE EQUITY FUND, L.P.


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------

                              PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------


                              PEQUOT PARTNERS FUND, L.P.


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------


                              PEQUOT INTERNATIONAL FUND, INC.


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------


                              ST. PAUL VENTURE CAPITAL IV, LLC


                              By:
                                 --------------------------------
                                  Brian Jacobs
                                  Its General Partner

                              DIMENSIONAL PARTNERS LTD.


                              By:
                                 -------------------------------
                                  Joseph D. Samberg
                                  Director

                              SBIC PARTNERS, L.P.
                                a Texas limited partnership

                              By:   Forrest Binkley & Brown, L.P.,
                                    a Texas limited partnership

                                    By:  Forrest Binkley & Brown Venture Co.,
                                         a Texas corporation
                                         General Partner


                                         By:
                                            ----------------------------
                                              Jeffrey J. Brown
                                              Office of the President

                              By:   SL-SBIC Partners, L.P.,
                                    a Texas limited partnership

                                    By:  FW-SBIC, Inc.
                                         a Texas corporation
                                         General Partner


                                         By:
                                            -----------------------------
                                              Peter Sterling
                                              Chairman

                              PAW PARTNERS OFFSHORE FUND, L.P.


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------


                              PAW PARTNERS, L.P.


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------

                              -----------------------------------
                              J. BRUCE LLEWELLYN


                              UH PRIVATE EQUITY PARTERS, L.P.


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------


                              UH PRIVATE EQUITY PARTNERS C.V.


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------


                              MARJORIE & CLARENCE E. UNTERBERG FOUNDATION


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------



                              ------------------------------------
                              THOMAS I. UNTERBERG

                              THOMAS I. UNTERBERG FBO ELLEN UNTERBERG CELLI


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------


                              THOMAS I. UNTERBERG FBO EMILY SATLOFF


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------

                                UNTERBERG HARRIS TECH PTNRS, LDC
                                ---------------------------------


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------

                              UH CAPITAL PARTNERS I, LP


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------

                              UH CAPITAL PARTNERS, INT'L, LDC


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------



                              -----------------------------------
                              BURTON R. RUBIN


                              JF CO. INC AS NOMINEE 1997-35


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------


                              -----------------------------------
                              EUGENE MERCY, JR.

                              KARFUNKEL FAMILY FOUNDATION


                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------

                              DUCK PARTNERS, L.P.



                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------

                                   SCHEDULE 1

             NAMES AND ADDRESSES OF INVESTORS; PURCHASE COMMITMENTS

===================================================================================================
                                               Number of Shares      Number of
Name and Address of Investor                  of Preferred Stock   Warrant Shares   Purchase Price
---------------------------------------------------------------------------------------------------
Pequot Private Equity Fund, L.P.                      690,650          207,195       $4,661,887.50
Pequot Offshore Private Equity Fund, Inc.              87,445           26,234       $  590,253.75
Pequot Partners Fund, L.P.                            351,693          105,508       $2,373,927.75
Pequot International Fund, Inc.                       351,693          105,508       $2,373,927.75
c/o Dawson Samberg Capital Management
354 Pequot Avenue
Southport, Connecticut 06490
Attention:  Amil Peretz

---------------------------------------------------------------------------------------------------
Dimensional Partners Ltd.                              74,074           22,222       $  499,999.50

New York, NY
Attention:  Joseph Samberg
---------------------------------------------------------------------------------------------------
St. Paul Venture Capital IV, LLC                      185,185           55,556       $1,249,998.75
c/o St. Paul Venture Capital
8500 Normandale Lake Boulevard, Suite
 1940
Bloomington, Minnesota 55437
Attention:  Brian Jacobs
---------------------------------------------------------------------------------------------------
SBIC Partners, L.P.                                   296,296           88,889       $1,999,998.00
c/o Forrest Binkley & Brown
800 Newport Center Drive, Suite 725
Newport Beach, CA 92660
Attention:  Jeff Brown

---------------------------------------------------------------------------------------------------
PAW Partners Offshore Fund, L.P.                      192,592           57,763       $1,299,996.00
Windermere House
404 East Day Street
P.O. SS623
Nassau, Bahamas
Attention:

---------------------------------------------------------------------------------------------------
PAW Partners, L.P.                                    148,148           44,444       $  999,999.00
10 Glenville Street
Greenwich, CT 06831
Attention:

---------------------------------------------------------------------------------------------------
J. Bruce Llewellyn                                     37,037           11,111       $  249,999.75
272 Ash Street
Englewood Cliffs, NJ 07632

---------------------------------------------------------------------------------------------------
UH Private Equity Partners, L.P.                      122,074           36,622       $  823,999.50
c/o Unterberg Harris, L.P.
10 East 50th Street
New York, New York 10022
Attention:  Jody Owens

---------------------------------------------------------------------------------------------------
UH Private Equity Partners C.V.                        26,074            7,822       $  175,999.50
c/o Administrator N.V.
N.V. Fides - P.O. Box 4905
Curacao
Attention:

---------------------------------------------------------------------------------------------------
Marjorie & Clarence E. Unterberg
 Foundation
Thomas I. Unterberg
Thomas I. Unterberg FBO Ellen Unterberg
 Celli Family Trust
Thomas I. Unterberg FBO Emily Satloff
 Family Trust
c/o Unterberg Harris, L.P.                             74,074           22,222       $  499,999.50
10 East 50th Street
New York, New York 10022
Attention:

---------------------------------------------------------------------------------------------------
Unterberg Harris Tech Ptnrs, LDC                       55,555           16,667       $  374,996.25
c/o Olympia Capital Partners
Williams House
20 Reid Street.
Hamilton, Bermuda HM11
Attention:

---------------------------------------------------------------------------------------------------
UH Capital Partners I, LP                              31,852            9,556       $  215,001.00
c/o Unterberg Harris, L.P.
10 East 50th Street
New York, New York 10022
Attention:  Jody Owens

---------------------------------------------------------------------------------------------------
UH Capital Partners, Int'l, LDC                        23,703            7,111       $  159,995.25
c/o Olympia Capital Int'l
Williams House
20 Reid Street.
Hamilton, Bermuda HM11
Attention:

---------------------------------------------------------------------------------------------------
Burton R. Rubin                                        18,518            5,555       $  124,996.50
980 Fifth Avenue, #12A
New York, NY 10021
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
JF Shea Co. Inc as Nominee 1997-35                     88,889           26,667      $   600,000.75
655 Brea Canyon Road
Walnut, CA 91789
Attention:

---------------------------------------------------------------------------------------------------
Eugene Mercy, Jr.                                      14,815            4,445      $   100,001.25
126 East 56th Street, 25th Floor
New York, NY 10022

---------------------------------------------------------------------------------------------------
Duck Partners, L.P. c/o Hull Capital                   74,074           22,222      $   499,999.50
152 West 57th Street, 11th Floor
New York, NY 10019
Attention:

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                     TOTAL:                         2,944,441          883,331      $19,874,976.00
===================================================================================================

                                   EXHIBIT A

                         CERTIFICATE OF DETERMINATION

                  Filed concurrently herewith as Exhibit 3.3.